(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[ X] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

BROADLEAF CAPITAL PARTNERS, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: common voting shares
(2) Aggregate number of securities to which transaction applies: _____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________
(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
(2) Form, Schedule or Registration Statement No.: ____________________________
(3) Filing Party: ____________________________
(4) Date Filed: March 19, 2012

BROADLEAF CAPITAL PARTNERS, INC.
3887 Pacific Street
Las Vegas, NV 89121

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 4, 2012
NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Broadleaf Capital Partners, Inc., a Nevada corporation (the "Company"), will be held on May 4, 2012 at 10 a.m. Pacific Standard Time at 3887 Pacific Street, Las Vegas, NV 89121 (the "Annual Meeting" or the “Meeting”) for the purpose of considering and voting upon the following matters:

1.
To elect three (3) Directors to the Company's Board, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal; and

2.	To ratify the appointment of John Scrudato CPA, as the Company’s independent auditors for the fiscal year ending December 31, 2012; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record at the close of business on March 19, 2012 (the “Record Date”) are entitled to notice of and to vote in person or by proxy at the meeting.  The Company intends to mail the notice of the Meeting to shareholders of record as of the Record Date per the rules of the Securities and Exchange Commission.  However, our stock transfer books will remain open subsequent to the Record Date. At least ten days prior to the Meeting, a complete list of shareholders entitled to vote will be available for inspection by any shareholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Corporate Secretary of the Company at 3887 Pacific Street, Las Vegas, NV 89121.

As a shareholder of record, you are cordially invited to attend the meeting in person.  Regardless of whether you expect to be present at the meeting, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope.  Returning the enclosed proxy (“Proxy”) will not affect your right to vote in person if you attend the meeting.

We intend to mail a copy of this Proxy Statement (the “Proxy Materials”) to each shareholder of record as of the Record Date. All shareholders may also access our filings with the Securities and Exchange Commission at www.sec.gov via the Edgar database.

By Order of the Board of Directors

March 19, 2012	/s/ J. Michael King
J. Michael King
Interim President and Chief Executive Officer

Even though you may plan to attend the meeting in person, please execute the enclosed proxy card and mail it promptly.   A return envelope is enclosed for your convenience.  Should you attend the meeting in person, you may revoke your proxy and vote in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

BROADLEAF CAPITAL PARTNERS, INC.
3887 Pacific Street
Las Vegas, NV 89121

PROXY STATEMENT

FOR AN ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2012

GENERAL

This Proxy Statement and accompanying Proxy Card are being furnished to you in connection with the solicitation on behalf of the Board of Directors of BROADLEAF CAPITAL PARTNERS, INC. (the "Company" and the “Board”) of proxies for use at the Annual Meeting of Shareholders to be held on May 4, 2012 (the “Annual Meeting” or the “Meeting”), and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held on May 4, 2012, at its executive headquarter offices located at 3887 Pacific Street, Las Vegas, NV 89121 at 10 a.m., Pacific Standard Time. The Company's telephone number is (702) 650-3000.

After ten days, or on or about March 30, 2012, we will begin mailing a copy of this Proxy Statement (collectively the “Proxy Materials”) to each shareholder of record as of the Record Date. All shareholders should access our electronic Edgar filings with the Securities and Exchange Commission at www.sec.gov to view our 10-K’s, 10-Q’s and other relevant filings with the SEC.  These filings are incorporated herein by reference.

RECORD DATE

Shareholders of record at the close of business on March 19, 2012 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 174,097,874 shares of the Company's common stock, $0.001 par value (the "Common Stock") were outstanding with approximately 3,500 shareholders.   For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners" below.

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted: (i) FOR the election of Directors as listed in Proposal No. 1 of this proxy statement; and (ii) FOR the ratification of John Scrudato CPA, as the Company’s independent auditors for the fiscal year ended December 31, 2012, as described in greater detail in proposal two.

Each shareholder is entitled to one vote for each share of Common Stock held by him, her or it on all matters presented at the Annual Meeting. There are no shares of Preferred Stock currently outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a shareholder of record. As such, you may vote in person at the meeting or by proxy. Whether or not you plan to attend the meeting, you are encouraged to submit electronically the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the notification of the internet availability of such materials) are required to be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries e.g., brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company, or contact their broker, as applicable to request single or multiple proxy statement and annual report delivery, as desired.

Cost of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile. The Company may engage a proxy solicitor to act on its behalf in soliciting proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders holding a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, other than the election of Directors, which is required to be approved by a plurality of the votes cast.   Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the record beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under Rule 13d-3 as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Securities and Exchange Commission ("SEC" or "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

		Amount and	*Less than 1.0%
		Nature of
		Beneficial	Percent
Title of Class	Name and Address of Beneficial Owner	Ownership	of Class (a)
Common	J. Michael King	15,050,000	8.64%
	President	Direct and Indirect
	3887 Pacific Street
	Las Vegas, NV 89121
Common	Donna Steward	9,425,000	5.41%
	Secretary, Treasurer and Director	Direct and Indirect
	3887 Pacific Street
	Las Vegas, NV 89121
Common	Charles Snipes	1,800,000	*%
	Director	Direct
	3887 Pacific Street
	Las Vegas, NV 89121
Common	Robert McCoy	1,750,000	*%
	Director	Direct
	3887 Pacific Street
	Las Vegas, NV 89121
Common	ALL EXECUTIVE OFFICERS AND	28,025,000	16.09%
	DIRECTORS AS A GROUP (4 Persons)

Beneficial ownership of the common stock is determined in accordance with the rules of the SEC and includes any shares of common stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of March 19, 2012.  Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Board currently has three (3) members although the By-Laws allow for more directors. The Company's management recommends the current three (3) Directors listed below for election at the Meeting.  Each of the nominees has indicated his willingness to serve if elected, and each of the nominees already serves as a Director for over the past five (5) years even though the Company did not hold an annual shareholders meeting during this period as required by the Company’s By-Laws. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the three (3) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The Company’s Nominating Committee has reviewed the qualifications of the Director nominees and has recommended each of the nominees for election to the Board.

The following table and accompanying descriptions indicate the name of each nominee/Director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director, if such person has previously served on the Company's Board of Directors.

Nominee	Position	Director Since	Age
Donna Steward	Director, Chairman	Past 5 years	69
Charles Snipes	Director	Past 5 Years	89
Robert McCoy	Director	Past 5 years	69

All Directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of Directors.  We have cancelled all shares previously issued to our Directors for service on the Board and committees thereof and issued them promissory notes in lieu of cash compensation for meeting fees. This action was the result of our being registered as a Business Development Company (“BDC”) which does not allow us to compensate directors with shares.  At the same time we cancelled the shares to directors, we notified the SEC that we were electing to de-register as a BDC whose registration was not used for the last five years. Additionally, we reimburse Directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below).  The Board appoints annually the executive officers of the Company and the executive officers serve at the discretion of the Board.

The business experience of each of the persons listed above is as follows:

Donna M. Steward

Donna M.  Steward has over 37 years of experience in the banking industry in credit management and managing operations both domestic and international. Having worked in various management positions within that industry.   She has maintained a  long  working  relationship  with  her  clients with that "extra attention"  to  achieve  success.   Ms. Steward has her own mortgage company since1995, consulting and negotiating with banks.   Ms. Steward is a licensed real estate broker and insurance broker in the State of California. Ms Steward is very active in the local community.

Charles Snipes

Born in  Arizona, raised in Southern California, product of the  local  school system.  Graduated from UCLA in Business and Accounting.  Spent 5 years in the Navy during World War II.

Involved  in  various  business firms as employee, manager, and owner for 25 years.  From 1973 to 1993, when he sold the business, President of an internal oil service company, with offices in 20 states and 16 foreign countries.

Since 1993, he has been involved in various aspects of the self-storage  business,  as  well  as, serving on several Boards in a consulting capacity.

Robert McCoy

He graduated from Frayser High School – Memphis TN and the University of Tennessee – Knoxville TN. He is an experienced senior executive with 14 years facilities management experience and 28 years senior management experience among various companies. As President of Marquis Elevator, Inc. he built and then later sold the largest independent elevator company in Nevada. Bob has served as Secretary and Treasurer of CLX Medical since March 2007 and also serves as its Principal Accounting Officer.

 Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

Our Directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Recent Sales of Unregistered Securities

From time to time, the Company has issued unregistered securities under Rule 144 to various persons for services and/or cancellation of debt.  As previously noted, the issuances of shares to our directors were cancelled.

Board Leadership Structure

The Board of Directors does not have a policy as to whether the Chairman should be an independent Director, an affiliated Director, or a member of management.  Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

        The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Vote Required

The election of the Director nominees listed above requires the affirmative vote of the holders of a plurality of the outstanding voting shares of the Company, present in person or by proxy at the Meeting.  For the election of Directors, you may vote “FOR” all nominees or withhold authority to vote for all or some of the nominees.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of withholding authority to vote for all of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2
TO RATIFY THE APPOINTMENT OF JOHN SCRUDATO CPA, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.
The Board of Directors recommends that the shareholders vote for approval and ratification of the appointment of John Scrudato CPA (“SCRUDATO”) as the Company’s independent registered accounting firm for the year ended December 31, 2012.

The Company does not anticipate a representative from SCRUDATO to be present at the Annual Meeting. In the event that a representative of SCRUDATO is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

Our Audit Committee of the Board of Directors approves in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

The aggregate fees billed by SCRUDATO, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2006 through December 31, 2010 (the “PERIOD”) and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters during the PERIOD, were $18,000.00.

Audit fees incurred by the Company were pre-approved by the Audit Committee.

Audit Related Fees: None.

Tax Fees: None.

All Other Fees: None.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers.  We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee of the Board of Directors has considered the nature and amount of fees billed by SCRUDATO and believes that the provision of services for activities unrelated to the audit is compatible with maintaining SCRUDATO’s independence.

What vote is required to ratify the appointment of SCRUDATO?

The ratification of SCRUDATO as the Company’s independent accountants for the fiscal year ended December 31, 2012 requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company, present in person or by proxy at the Meeting.  For the ratification of the appointment of SCRUDATO as our independent accountants for the fiscal year ended December 31, 2012, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” such proposals.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SCRUDATO AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our Directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

Based solely on the reports received by us and on the representations of the reporting persons, we believe that all required Directors, officers and greater than ten percent shareholders complied with applicable filing requirements during the fiscal year ended December 31, 2011, except as follows:

The Company's Director, Donna Steward, failed to file a report  on  Forms 3,4 or 5 covering  the  issuance and status  to  her by the Company for the periods of January 1, 2004 through the filing of this report dated August 31, 2011.

The Company's Director, Charles Snipes, failed to  file  a  report on Form 3, 4 or 5 covering  the  issuance and status to him by the Company for the periods of January 1, 2004 through the filing of this report dated August 31, 2011.

The Company's Director, Robert McCoy, failed to file a report on Form 3, 4 or 5 covering  the  issuance and status to him by the Company for the periods of January 1, 2004 through the filing of this report dated August 31, 2011.

The Company's Interim president, J. Michael King, failed to filed a report on Form 3 covering the issuance and status to him by the Company for the periods of January 1, 2004 through the filing of the report dated September 30, 2011.

CODE OF ETHICS

The Company adopted a code of ethics (“Code”) that applies to all of its Directors, officers, employees, consultants, contractors and agents of the Company.  The Code of Ethics has been reviewed and approved by the Board of Directors.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
J. Michael King	President and Chief Executive Officer	73
Donna Steward	Treasurer and Secretary	69

J. MICHAEL KING, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mike and his company Princeton Research, specialize in the creation, development, and promotion of business ventures that serve either a social or economic purpose. A 1960 graduate of the Wharton School of the University of Pennsylvania, Michael has spent nearly 30 years on Wall Street as broker, trader, and principle of his own companies. Before New York, he co-founded the Imperial Battery Company in Lynchburg, Virginia and worked for Amco-Teledyne where he engineered the design and operation of industrial plants for companies such as International Shoe. Michael has always maintained a progressive vision for the future, evidenced by his founding of the Tuskegee Mills textile factory in Tuskegee, Alabama where he was the first business owner in the American South to hire black women.

A former member of the New York Mercantile Exchange and the Chicago Board of Trade, Michael founded his own firm, King Commodity Services, before managing several high-profile accounts on Wall Street, including the Bunker Hunt account, while working for the likes of E.F. Hutton, Shearson Lehman, and Anglo American. After placing 2nd and 5th respectively in the 1990 and 1991 United States Investing Championship, he became a partner at ZimLev, Inc., a company which generated $90 million in equity, managed $1 billion in assets, and was a top ten performer between 1992 and 1995.

In 1997 Michael moved to Las Vegas and founded Princeton Research, Inc., registering soon after with Morgan Fuller Capital of San Francisco. Since 1999 Michael and Princeton have published a daily, and now weekly market letter providing on-point analysis of fundamental economic data and investment advice to an extensive network of analysts, investors, and traders across the world.

DONNA STEWARD, TREASURER AND SECRETARY

The biography of Donna M. Steward appears under “Directors and Nominees for Director” at page 8.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth compensation information with respect to our chief executive officer, our two most highly compensated executive officers other than the chief executive officer who were serving as executive officers at the end of our last fiscal year, and individuals for whom disclosure would have been provided herein but for the fact they were not serving as an executive officer of the Company at the end of our last fiscal year.

	Fiscal			Stock		Option		All Other
Name and Principal Position	Year	Salary		Awards		Awards		Comp		Total
J. Michael King Interim	2011		$$750.00	$	nil	$	nil	$	nil		$9,000.00
President and CEO							-

Donna Steward	2011	$	nil	$	nil	$	nil	$	nil	$	nil
Secretary and Treasurer

Compensation of Named Executive Officers

The Company has agreed to compensate J. Michael King in the amount of $750.00 per month payable in Rule 144 stock.

Incentive Compensation Plan

None.

Outstanding Equity Awards at December 31, 2011

None.

DIRECTOR COMPENSATION

The following table sets forth compensation information with respect to our Directors during our fiscal year ended December 31, 2011.

	Director Compensation
	Fees earned or	Stock	Option
Name	paid in cash	awards	awards	Total
Donna M. Steward	$250.00	$ nil	$ nil	$1,000.00
Charles Snipes	$250.00	nil	nil	1,000.00
Robert McCoy	$250.00	nil	nil	750.00

Compensation for serving as a Director for an individual that is a named executive officer is reflected in the above table on Executive Compensation at $250.00 per meeting based on four meetings.

CERTAIN RELATED PARTY TRANSACTIONS

During the past two fiscal years there have been no transactions between the Company and any officer, Director, or any shareholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individual’s immediate family, except as set forth below or otherwise disclosed above under “Executive Officer Compensation”.

It is our policy that any future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

DIRECTOR INDEPENDENCE

During the year ended December 31, 2011, the Board determined that a majority of the Board is independent under the definition of "independence". Based upon these standards, the Board has determined that all of the Directors are independent, with the exception of Donna M. Steward who in addition to her duties as a Director serves as our Secretary and Treasurer.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year that ended on December 31, 2011, the Board held numerous meetings.  All Directors attended all meetings of the Board and all committee meetings on which the Director served during fiscal year 2011.

The Board has a standing Audit Committee, Compensation Committee, and Nominating Committee.  All of the committees are composed of our Directors, Donna M. Steward, Charles Snipes and Robert McCoy.

NOMINATIONS FOR THE BOARD OF DIRECTORS

The Nominating Committee of the Board determined that re-election of the existing Directors was appropriate given the financial condition of the Company

AUDIT COMMITTEE REPORT

The Audit Committee approved the filing of the Company’s delinquent periodic reports with the SEC.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:
(a)  No officer or Director has any substantial interest in the matters to be acted upon, other than his role as an officer or Director.

(b)  No Director has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy.

SHAREHOLDER PROPOSALS

No security holder has requested the Company to include any proposals in this proxy. Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2013 Annual Meeting of shareholders of the Company must be submitted to the Company in accordance with Rule 14a-8 under the Exchange Act of 1934 and the Company’s By-Laws. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or the Board take action, which the shareholder intends to present at the 2013 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

FINANCIAL AND OTHER INFORMATION

The information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the information under Items in the Company’s Quarterly Reports on Form 10-Q for the quarter ended September 30, 2011 are incorporated herein by reference.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of the financial statements described above, which has been incorporated by reference herein (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates).  Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Broadleaf Capital Partners, Inc., 3887 Pacific Street, Las Vegas, NV 89121

OTHER MATTERS

The Board knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

By Order of the Board of Directors:

/s/ J. Michael King
J. Michael King
Interim President and Chief Executive Officer Las Vegas, NV March 19, 2012

FORM OF PROXY
(SEE ATTACHED)

BROADLEAF CAPITAL PARTNERS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS MAY 4, 2012 AT 10:00 AM
CONTROL ID:
PROXY ID:
PASSWORD:		_____________________ _____________________ _____________________ _____________________

The undersigned stockholder of BROADLEAF CAPITAL PARTNERS, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated March 19, 2012, and hereby appoints J. Michael King and Donna M. Steward (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2012 Annual Meeting of Shareholders of the Company, to be held on May 4, 2012 at 10:00 a.m. Pacific Standard Time at its executive headquarter offices at 3887 Pacific Street, Las Vegas, NV 89121, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 1-702-697-8944.
PHONE:	Call -1-702-650-3000

ANNUAL MEETING OF THE STOCKHOLDERS OF BROADLEAF CAPITAL PARTNERS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS BELOW

Proposal 1	ELECTION OF DIRECTORS	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	1. Donna M. Steward		☐	☐	☐
	2. Charles Snipes		☐	☐	☐	CONTROL ID:
	3. Robert McCoy		☐	☐	☐	PROXY ID:
PASSWORD:
Proposal 2	RATIFICATION OF JOHN SCRUDATO CPA AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” Proposals 1 through 2 above and all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, _____

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)